UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100

Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella

1776-A S. Naperville Road, Suite 100

Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)

Monetta Fund
MONTX
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about the Monetta Fund for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Fund at https://monetta.com/resources/. You can also request this information by contacting us at 1-800-MONETTA.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Monetta Fund	$154	1.35%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the second year in a row, the S&P 500® Index posted a total annual return in excess of 25%. Both strong earnings growth and rising price-to-earnings ratios contributed to this exceptionally strong return. The market set new highs in January 2024 and moved generally higher throughout the year, with the exception of a brief 5% decline in the spring, due to interest-rate worries, and a 10% decline in the summer, prompted by worries about inflationary economic growth.
The Monetta Fund posted a strong gain of 28.11% for the year ended December 31, 2024. This compares favorably to the 25.02% return of its benchmark, the S&P 500® Index. The Fund benefited from its exposure to the large-cap technology sector, which led the market advance for the second year in a row.
The Fund’s outperformance relative to its benchmark was primarily due to its holdings in NVIDIA, Palantir Technologies, Amazon.com and Alphabet, representing 7.02%, 4.57%, 8.03% and 7.30%, respectively, of the year-end portfolio. Detracting from Fund performance were positions in Intel Corporation, Adobe, Teladoc Health and Enphase Energy, all which were sold during 2024 due to declining relative strength and negative money flows.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Monetta Fund	PAGE 1	TSR-AR-60934G802

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Monetta Fund	28.11	13.07	11.67
S&P 500 Index	25.02	14.53	13.10
Visit https://monetta.com/resources/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of December 31, 2024)

Net Assets	$86,066,420
Number of Holdings	47
Net Advisory Fee	$749,079
Portfolio Turnover	10.0%
Visit  https://monetta.com/resources/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of December 31, 2024)

Top 10 Issuers (% of net assets)
Amazon.com, Inc.	8.0%
Alphabet, Inc. - CL C	7.3%
NVIDIA Corp.	7.0%
Apple, Inc.	6.4%
Microsoft Corp.	5.9%
Palantir Technologies, Inc.	4.6%
JPMorgan Chase & Co.	4.2%
First American Government Obligations Fund	3.5%
Costco Wholesale Corp.	3.2%
Netflix, Inc.	3.1%

Industry (% of net assets)
Technology	45.0%
Retail	15.2%
Financial	10.5%
Consumer Cyclical	10.3%
Capital Equipment	8.1%
Healthcare	4.1%
Energy	1.2%
Transporatation	1.2%
Utility	1.1%
Cash & Other	3.3%
Sector Breakdown (% of net assets)
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://monetta.com/resources/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Monetta Financial Services, Inc. documents not be householded, please call toll-free at 1-800-MONETTA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt.
Monetta Fund	PAGE 2	TSR-AR-60934G802

Monetta Young Investor Growth Fund
MYIFX
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about the Monetta Young Investor Growth Fund for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Fund at https://monetta.com/resources/. You can also request this information by contacting us at 1-800-MONETTA.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Monetta Young Investor Growth Fund	$164	1.44%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the second year in a row, the S&P 500® Index posted a total annual return in excess of 25%. Both strong earnings growth and rising price-to-earnings ratios contributed to this exceptionally strong return. The market set new highs in January 2024 and moved generally higher throughout the year, with the exception of a brief 5% decline in the spring, due to interest-rate worries, and a 10% decline in the summer, prompted by worries about inflationary economic growth.
The Monetta Young Investor Growth Fund posted a strong return of 27.63% for the year ended December 31, 2024. This return compared favorably to its benchmark index, the S&P 500® Index, which appreciated 25.02%. The Fund benefited from its approximately 50% weighting in exchange-traded funds (ETFs) that approximately tracked the index return and derived its outperformance from the approximately 50% of the portfolio consisting of actively selected stocks.
Specifically, holdings that enhanced Fund performance included Amazon.com, Alphabet, JPMorgan Chase and Netflix, representing 10.61%, 8.29%, 4.92% and 3.02%, respectively, of the year-end portfolio. Detracting from Fund performance were Chipotle Mexican Grill, Eli Lilly & Co. and Charles Schwab, all of which were sold during the year.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Monetta Young Investor Growth Fund	PAGE 1	TSR-AR-60934G703

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Monetta Young Investor Growth Fund	27.63	13.23	12.38
S&P 500 Index	25.02	14.53	13.10
Visit https://monetta.com/resources/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of December 31, 2024)

Net Assets	$41,371,633
Number of Holdings	20
Net Advisory Fee	$218,107
Portfolio Turnover	10.0%
Visit  https://monetta.com/resources/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of December 31, 2024)

Top 10 Issuers (% of net assets)
SPDR S&P 500 Trust	30.1%
Vanguard S&P 500	17.6%
Amazon.com, Inc.	10.6%
Alphabet, Inc. - CL C	8.3%
Apple, Inc.	6.7%
JPMorgan Chase & Co.	4.9%
Microsoft Corp.	4.1%
Costco Wholesale Corp.	3.3%
Netflix, Inc.	3.0%
Meta Platforms, Inc. - CL A	1.7%

Industry (% of net assets)
Broad-Based Exchange Traded Funds	47.7%
Technology	23.0%
Retail	13.9%
Consumer Cyclical	6.9%
Financial	6.3%
Utility	0.7%
Computer-Software	0.4%
Aerospace & Defense	0.3%
Cash & Other	0.8%
Sector Breakdown (% of net assets)
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://monetta.com/resources/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Monetta Financial Services, Inc. documents not be householded, please call toll-free at 1-800-MONETTA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt.
Monetta Young Investor Growth Fund	PAGE 2	TSR-AR-60934G703

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File: A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended December 31, 2024 and December 31, 2023, the Funds’ principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2024	FYE 12/31/2023
(a) Audit Fees	$29,500	$28,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$9,000	$8,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 12/31/2024	FYE 12/31/2023
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Monetta Fund
Monetta Young Investor Growth Fund
Core Financial Statements
December 31, 2024

Monetta Fund
Schedule of Investments
as of December 31, 2024

	Shares	Value
COMMON STOCKS - 96.7%
Capital Equipment - 8.1%
Aerospace & Defense - 2.7%
Boeing Co.(a)	7,500	$1,327,500
RTX Corp.	9,000	1,041,480
		2,368,980
Diversified Operations - 1.0%
General Electric Co.	5,000	833,950
Electrical Equipment - 0.9%
Rockwell Automation, Inc.	2,800	800,212
Engineering & Construction - 1.1%
Quanta Services, Inc.	3,000	948,150
Machinery-Construction & Mining - 1.1%
Caterpillar, Inc.	2,500	906,900
Machinery-Miscellaneous - 1.3%
Ingersoll Rand, Inc.	12,000	1,085,520
Total Capital Equipment		6,943,712
Consumer Cyclical - 10.3%
Automobile - 3.0%
General Motors Co.	15,000	799,050
Tesla, Inc.(a)	4,500	1,817,280
		2,616,330
Leisure Service - 5.6%
Netflix, Inc.(a)	3,000	2,673,960
Roku, Inc.(a)	10,000	743,400
Royal Caribbean Cruises Ltd.	6,000	1,384,140
		4,801,500
Media-Radio/TV - 1.7%
Walt Disney Co.	13,000	1,447,550
Total Consumer Cyclical		8,865,380
Energy - 1.2%
Oil & Gas-Integrated - 1.2%
Williams Cos., Inc.	20,000	1,082,400
Financial- 10.5%
Bank-Money Center - 5.8%
Goldman Sachs Group, Inc.	2,500	1,431,550
JPMorgan Chase & Co.	15,000	3,595,650
		5,027,200
Brokerage & Investment Management - 1.0%
Robinhood Markets, Inc. - Class A(a)	22,000	819,720
Finance-Miscellaneous - 2.6%
MasterCard, Inc. - Class A	2,400	1,263,768
Visa, Inc. - Class A	3,000	948,120
		2,211,888
Insurance-Diversified - 1.1%
American International Group, Inc.	13,000	946,400
Total Financial		9,005,208

	Shares	Value
Healthcare - 4.1%
Healthcare-Biomedical/Genetic - 3.1%
Gilead Sciences, Inc.	10,000	$923,700
Illumina, Inc.(a)	6,800	908,684
Vertex Pharmaceuticals, Inc.(a)	2,000	805,400
		2,637,784
Healthcare-Instrument - 1.0%
Intuitive Surgical, Inc.(a)	1,700	887,332
Total Healthcare		3,525,116
Retail- 15.2%
Retail-Major Chain - 4.7%
Costco Wholesale Corp.	3,000	2,748,810
Wal-Mart Stores, Inc.	15,000	1,355,250
		4,104,060
Retail-Specialty - 10.5%
Amazon.com, Inc.(a)	31,500	6,910,785
Lululemon Athletica, Inc.(a)	3,000	1,147,230
TJX Companies, Inc.	8,000	966,480
		9,024,495
Total Retail		13,128,555
Technology - 45.0%(b)
Computer Data Storage - 6.4%
Apple, Inc.	22,000	5,509,240
Computer-Service - 1.0%
Accenture PLC - Class A	2,500	879,475
Computer-Software - 18.3%
Crowdstrike Holdings, Inc. - Class A(a)	2,500	855,400
Microsoft Corp.	12,000	5,058,000
Oracle Corp.	7,500	1,249,800
Palantir Technologies, Inc. - Class A(a)	52,000	3,932,760
Salesforce, Inc.	3,100	1,036,423
ServiceNow, Inc.(a)	1,700	1,802,204
Spotify Technology(a)	2,000	894,760
Verisign, Inc.(a)	4,500	931,320
		15,760,667
Electronic-Semiconductor - 8.4%
Broadcom, Inc.	5,000	1,159,200
NVIDIA Corp.	45,000	6,043,050
		7,202,250
Internet - 10.9%
Alphabet, Inc. - Class C	33,000	6,284,520
Meta Platforms, Inc. - Class A	4,000	2,342,040
Reddit, Inc. - Class A(a)	4,700	768,168
		9,394,728
Total Technology		38,746,360
Transportation - 1.2%
Airline - 1.2%
Southwest Airlines Co.	30,000	1,008,600

The accompanying notes are an integral part of these financial statements.

1

Monetta Fund
Schedule of Investments
as of December 31, 2024(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Utility- 1.1%
Electric Power - 1.1%
Vistra Corp.	7,000	$965,090
TOTAL COMMON STOCKS (Cost $36,491,341)		83,270,421
SHORT-TERM INVESTMENTS - 3.5%
Money Market Funds - 3.5%
First American Government Obligations Fund - Class X, 4.41%(c)	2,972,667	2,972,667
TOTAL SHORT-TERM INVESTMENTS (Cost $2,972,667)		2,972,667
TOTAL INVESTMENTS - 100.2% (Cost $39,464,008)		$86,243,088
Liabilities in Excess of Other Assets - (0.2)%		(176,668)
TOTAL NET ASSETS - 100.0%		$86,066,420

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	As of December 31, 2024, the Fund had a significant portion of its assets invested in this sector. See Note 6 in Notes to Financial Statements.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
Industry classification provided by William O’Neil & Co., Inc.
The accompanying notes are an integral part of these financial statements.

2

Monetta Young Investor Growth Fund
Schedule of Investments
December 31, 2024

	Shares	Value
COMMON STOCKS - 51.5%
Aerospace & Defense - 0.3%
Capital Equipment - 0.3%
Boeing Co.(a)	600	$106,200
Computer-Software - 0.4%
Technology - 0.4%
Spotify Technology(a)	400	178,952
Consumer Cyclical - 6.9%
Automobile - 2.4%
General Motors Co.	7,000	372,890
Tesla, Inc.(a)	1,500	605,760
		978,650
Leisure Service - 3.0%
Netflix, Inc.(a)	1,400	1,247,848
Media-Radio/TV - 1.5%
Walt Disney Co.	5,500	612,425
Total Consumer Cyclical		2,838,923
Financial - 6.3%
Bank-Money Center - 4.9%
JPMorgan Chase & Co.	8,500	2,037,535
Finance-Miscellaneous - 1.4%
MasterCard, Inc. - Class A	1,100	579,227
Total Financial		2,616,762
Retail - 13.9%
Retail-Major Chain - 3.3%
Costco Wholesale Corp.	1,500	1,374,405
Retail-Specialty - 10.6%
Amazon.com, Inc.(a)	20,000	4,387,800
Total Retail		5,762,205
Technology - 23.0%
Computer Data Storage - 6.7%
Apple, Inc.	11,000	2,754,620
Computer-Software - 4.7%
Microsoft Corp.	4,000	1,686,000
Salesforce, Inc.	800	267,464
		1,953,464
Electronic-Semiconductor - 1.6%
NVIDIA Corp.	5,000	671,450
Internet - 10.0%
Alphabet, Inc. - Class C	18,000	3,427,920
Meta Platforms, Inc. - Class A	1,200	702,612
		4,130,532
Total Technology		9,510,066
Utility - 0.7%
Electric Power - 0.7%
Vistra Corp.	2,000	275,740
TOTAL COMMON STOCKS (Cost $5,201,810)		21,288,848

	Shares	Value
EXCHANGE TRADED FUNDS - 47.7%
Broad-Based - 47.7%
SPDR S&P 500 Trust(b)	21,300	$12,483,504
Vanguard S&P 500	13,500	7,273,935
TOTAL EXCHANGE TRADED FUNDS (Cost $6,090,025)		19,757,439
SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
First American Government Obligations Fund - Class X, 4.41%(c)	405,918	405,918
TOTAL SHORT-TERM INVESTMENTS (Cost $405,918)		405,918
TOTAL INVESTMENTS - 100.2% (Cost $11,697,753)		$41,452,205
Liabilities in Excess of Other Assets - (0.2)%		(80,572)
TOTAL NET ASSETS - 100.0%		$41,371,633

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at https://www.sec.gov/.

(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
Industry classification provided by William O’Neil & Co., Inc.
The accompanying notes are an integral part of these financial statements.

3

MONETTA TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2024

	Monetta Fund	Monetta Young Investor Growth Fund
ASSETS:
Investments at value(a)	$86,243,088	$41,452,205
Receivables:
Interest and dividends	31,723	46,907
Fund shares sold	650	26,629
Prepaid expenses	13,476	16,672
Total assets	86,288,937	41,542,413
LIABILITIES:
Payables:
Investment advisory fees (Note 2)	70,924	19,685
Distribution expense (Note 5)	—	64,839
Fund shares redeemed	81,792	24,769
Accrued trustee fees	8,221	4,293
Accrued transfer agent fees	15,960	16,639
Accrued fund administration fees	7,500	7,199
Accrued audit fees	18,250	19,251
Accrued other expenses	19,870	14,105
Total liabilities	222,517	170,780
NET ASSETS	$86,066,420	$41,371,633
Analysis of Net Assets:
Paid-in capital	37,728,224	10,699,197
Total distributable earnings	48,338,196	30,672,436
Net assets	$86,066,420	$41,371,633
(a) Investments at cost	$39,464,008	$11,697,753
Shares of beneficial interest issued outstanding	2,885,090	2,139,386
Net asset value, offering price and redemption price per share	$29.83	$19.34

The accompanying notes are an integral part of these financial statements.

4

MONETTA TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2024

	Monetta Fund	Monetta Young Investor Growth Fund
INVESTMENT INCOME AND EXPENSES:
Investment income:
Interest	$243,875	$23,678
Dividends	562,337	378,302
Less: dividend withholding taxes	(527)	—
Total investment income	805,685	401,980
EXPENSES:
Investment advisory fees (Note 2)	749,079	218,107
Distribution expense (Note 5)	—	99,140
Transfer agent fees	90,177	81,445
Administration fees	41,426	38,276
Compliance fees	30,881	15,699
Accounting fees	28,695	28,175
Trustee fees	28,127	14,304
State registration fees	24,028	23,385
Legal fees	21,669	11,223
Audit fees	17,250	19,252
Custodian fees	11,036	7,478
Printing and postage fees	7,823	6,699
Other expenses	7,598	5,342
Insurance fees	3,227	1,720
Total expenses	1,061,016	570,245
Net investment loss	(255,331)	(168,265)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	7,307,829	5,454,396
Net change in unrealized appreciation/depreciation of investments	12,531,769	4,365,490
Net realized and unrealized gain on investments	19,839,598	9,819,886
NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 19,584,267	$9,651,621

The accompanying notes are an integral part of these financial statements.

5

MONETTA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2024 and December 31, 2023

	Monetta Fund		Monetta Young Investor Growth Fund
	2024	2023	2024	2023
OPERATIONS:
Net investment loss	$(255,331)	$(186,238)	$(168,265)	$(128,078)
Net realized gain on investments	7,307,829	2,602,718	5,454,396	3,169,163
Net change in unrealized appreciation/depreciation of investments	12,531,769	15,371,307	4,365,490	6,905,481
Net increase in net assets from operations	19,584,267	17,787,787	9,651,621	9,946,566
DISTRIBUTIONS:
Total distributions to shareholders	(4,828,571)	—	(4,656,439)	(2,576,120)
CAPITAL TRANSACTIONS (Note 3):
Proceeds from shares sold	622,722	343,726	804,330	798,638
Net asset value of shares issued through dividend reinvestment	4,557,372	—	4,526,995	2,508,411
Cost of shares redeemed	(6,281,469)	(4,090,657)	(6,497,630)	(5,187,713)
Decrease in net assets from capital transactions	(1,101,375)	(3,746,931)	(1,166,305)	(1,880,664)
Total increase in net assets	13,654,321	14,040,856	3,828,877	5,489,782
NET ASSETS AT BEGINNING OF YEAR	$ 72,412,099	$58,371,243	$37,542,756	$32,052,974
NET ASSETS AT END OF YEAR	$ 86,066,420	$72,412,099	$41,371,633	$37,542,756

The accompanying notes are an integral part of these financial statements.

6

Monetta Fund
Financial Highlights
For a share outstanding throughout the years:

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$24.67	$18.79	$28.09	$26.77	$21.58
INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.06)	(0.06)	(0.27)	(0.13)
Net realized and unrealized gain (loss) on investments	7.00	5.94	(7.69)	5.18	6.41
Total from investment operations	6.91	5.88	(7.75)	4.91	6.28
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains	(1.75)	—	(1.55)	(3.59)	(1.09)
Total distributions	(1.75)	—	(1.55)	(3.59)	(1.09)
Net asset value at end of year	$29.83	$24.67	$18.79	$28.09	$26.77
Total return	28.11%	31.29%	−27.93%	17.83%	29.41%
RATIOS TO AVERAGE NET ASSETS:
Expense Ratio	1.35%	1.45%	1.41%	1.33%	1.37%
Net investment loss	(0.32)%	(0.28)%	(0.28)%	(0.93)%	(0.58)%
Portfolio turnover	61.9%	51.7%	85.9%	55.2%	60.5%
Net assets (in thousands)	$86,066	$72,412	$58,371	$84,294	$75,840

(a)	The per share amounts are calculated using the average number of shares outstanding during the year.
The accompanying notes are an integral part of these financial statements.

7

Monetta Young Investor Growth Fund
Financial Highlights
For a share outstanding throughout the years:

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$17.05	$13.82	$20.10	$19.90	$22.96
INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)	(0.06)	(0.04)	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	4.76	4.51	(5.09)	4.67	4.33
Total from investment operations	4.68	4.45	(5.13)	4.57	4.32
LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.00)
From net realized gains	(2.39)	(1.22)	(1.15)	(4.37)	(7.38)
Total distributions	(2.39)	(1.22)	(1.15)	(4.37)	(7.38)
Net asset value at end of year	$19.34	$17.05	$13.82	$20.10	$19.90
Total return	27.63%	32.74%	−25.79%	22.87%	20.47%
RATIOS TO AVERAGE NET ASSETS:
Expense Ratio(c)	1.44%	1.61%	1.45%	1.33%	1.31%
Net investment loss(c)(d)	(0.42)%	(0.36)%	(0.23)%	(0.44)%	(0.06)%
Portfolio turnover	10.0%	6.2%	11.3%	6.8%	13.1%
Net assets (in thousands)	$41,372	$37,543	$32,053	$51,474	$55,311

(a)	The per share amounts are calculated using the average number of shares outstanding during the year.
(b)	Rounds to zero.
(c)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.
(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.
The accompanying notes are an integral part of these financial statements.

8

MONETTA TRUST
Notes to Financial Statements
December 31, 2024
1. SIGNIFICANT ACCOUNTING POLICIES:
Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:
Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.
Monetta Young Investor Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The Monetta Fund and the Monetta Young Investor Growth Fund are each a diversified series with their own investment objectives and policies with the Trust.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
A
Securities Valuation – The Board has adopted a pricing and valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating the Funds’ NAVs. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated the Adviser as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Equity securities, including American Depositary Receipts (“ADRs”) and ETFs are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the Valuation Designee will determine the appropriate fair valuation methodology, pursuant to the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.
Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Valuation Designee shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

9

MONETTA TRUST
Notes to Financial Statements
December 31, 2024(Continued)
B
Use of Estimates – The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

C
General – Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

D
Expenses – Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

E
Federal Income Taxes – It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the year ended December 31, 2024, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2024, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2024, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2021.

The Funds will utilize capital loss carry-forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2024, neither Fund had any capital loss carry-forwards. The Monetta Fund utilized $688,131 of short-term capital loss carry-forwards during its 2024 fiscal year.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2024, neither Fund had any post October losses which were realized after October 31, 2024 and deferred for tax purposes to January 1, 2025.
F
Distributions of Incomes and Gains – Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2024, the Monetta Fund increased distributable earnings by $111,641 and decreased paid-in capital by $111,641 and the Monetta Young Investor Growth Fund decreased distributable earnings by $152,616 and increased paid-in capital by $152,616. These adjustments were made due to net operating losses and the use of equalization for the Funds.

10

MONETTA TRUST
Notes to Financial Statements
December 31, 2024(Continued)
The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2024, were as follows

	Monetta Fund	Monetta Young Investor Growth Fund
Aggregate Gross Appreciation	$46,977,608	$29,756,499
Aggregate Gross Depreciation	(419,575)	(2,047)
Net Unrealized Appreciation	46,558,033	29,754,452
Federal Income Tax Cost	39,685,055	11,697,753

Any differences between book-basis and tax-basis cost of investments for the Funds are attributable primarily to the deferral of wash sale losses As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Monetta Young Investor Growth Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gain	1,780,163	917,984
Net Unrealized Appreciation	46,558,033	29,754,452
Total Distributable Earnings	$48,338,196	$30,672,436

The tax character of distributions paid by the Funds during the years ended December 31, 2024 and December 31, 2023 were as follows:

2024	Monetta Fund	Monetta Young Investor Growth Fund
Long-Term Capital Gain	$4,828,571	$4,656,439
Total Distributions to Shareholders	$4,828,571	$4,656,439

2023	Monetta Fund	Monetta Young Investor Growth Fund
Long-Term Capital Gain	$ —	$2,576,120
Total Distributions to Shareholders	$—	$2,576,120

G
Fair Value Measurements – In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable

11

MONETTA TRUST
Notes to Financial Statements
December 31, 2024(Continued)
inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.
Level 1 –
quoted prices in active markets for identical investments;
Level 2 –
other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
Level 3 –
significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes each respective Fund’s investments at December 31, 2024, based on the inputs used to value them:

	Investments in Securities
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$83,270,421	$ —	$ —	$83,270,421
Money Market Funds	2,972,667	—	—	2,972,667
Fund Total	$86,243,088	$—	$—	$86,243,088
Monetta Young Investor Growth Fund
Common Stocks	$21,288,848	$—	$—	$21,288,848
Exchange Traded Funds	19,757,439	—	—	19,757,439
Money Market Funds	405,918	—	—	405,918
Fund Total	$41,452,205	$—	$—	$41,452,205

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.
2. RELATED PARTIES:
Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. As of and for the year ended December 31, 2024, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.
Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.
The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Young Investor Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.
Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of ACA Group, which provides chief compliance officer services to the Funds.

12

MONETTA TRUST
Notes to Financial Statements
December 31, 2024(Continued)
3. CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Monetta Young Investor Growth Fund
2023 Beginning Shares	3,107,065	2,319,854
Shares sold	15,876	50,296
Shares issued upon dividend reinvestment	—	155,608
Shares redeemed	(187,429)	(323,302)
Net decrease in shares outstanding	(171,553)	(117,398)
2024 Beginning Shares	2,935,512	2,202,456
Shares sold	22,540	42,179
Shares issued upon dividend reinvestment	154,855	236,892
Shares redeemed	(227,817)	(342,141)
Net decrease in shares outstanding	(50,422)	(63,070)
2024 Ending Shares	2,885,090	2,139,386

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2024, excluding short-term securities were:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$ —	$ —	$45,750,348	$50,146,329
Monetta Young Investor Growth Fund	—	—	3,925,325	9,791,985

5. DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% of the average daily net assets for the Monetta Young Investor Growth Fund are accrued daily.
6. SECTOR RISK:
As of December 31, 2024, the Monetta Fund had a significant portion of its assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.
7. ETF RISK:
As of December 31, 2024, the Monetta Young Investor Growth Fund had a significant portion of its assets invested in ETFs. ETFs are bought and sold on a securities exchange. An ETF trades like a common stock and often represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

13

MONETTA TRUST
Notes to Financial Statements
December 31, 2024(Continued)
8. Accounting Pronouncement:
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.
Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Funds. Each Fund operates as a single segment entity. Each Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

14

MONETTA TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of
Monetta Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund and Monetta Young Investor Growth Fund (the “Funds”) as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December, 31 2024, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opWe have served as the Funds’ auditor since 2013.
We have served as the Funds’ auditor since 2013.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2025

15

MONETTA TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
December 31, 2024 (Unaudited)
At an in-person meeting held on November 15, 2024, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and the Adviser, and another between the Trust, on behalf of the Young Investor Growth Fund and the Adviser. Both advisory agreements were required to be renewed on or before December 2, 2024 by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving these agreements.
The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from Thompson Hine outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that Thompson Hine had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials. Furthermore, the Board was provided with responsive information from the Adviser regarding each Fund prior to the Meeting being held. The Board fully reviewed the advisory agreements and materials considered relevant in connection with the renewal of each agreement, as set forth below.
In the approval of advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative):
1)	the nature, extent and quality of the services provided by the Adviser to the Funds,
2)	the investment performance of the Funds and the Adviser,
3)	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds,
4)	the extent to which economies of scale will be realized as the Funds grow, and
5)	whether the fee levels reflect these economies of scale to the benefit of shareholders.
The Board discussed the nature, extent, and quality of services provided by the Adviser. Mr. Davalla noted there were no changes to Adviser personnel, key risks to the Funds remained the same, the Funds had an insurance policy and there were no regulatory, litigation or compliance issues with the Funds. In response to a question, Mr. Tyre indicated that he was satisfied with the Adviser’s compliance program. The Board noted their satisfaction with the Adviser’s personnel and resources and concluded that the Adviser was well-suited to continue to serve as the adviser for each Fund.
The Board was presented with performance information for each Fund in comparison to each Fund’s benchmark, Morningstar category average and peer groups. The Board noted that the performance for the Monetta Fund has slightly lagged its peer group average and Morningstar category average for the 1, 3 and 5-year periods. The Trustees reviewed the performance of the Young Investor Growth Fund next, noting that it outperformed its peer group average for the 1-year period while slightly underperforming its Morningstar category average for the same timeframe. The Trustees noted that the Young Investor Growth Fund did outperform its peer group average and category average for the 3-year period. After discussion, the Board concluded that each Fund’s performance was not unreasonable.
The Board also reviewed information in connection with the advisory fee and net expense ratios for each Fund versus their respective peer grouping as set forth in the Materials. The Trustees noted that the advisory fee for the Monetta Fund was higher than its peer group average but within the range of the peer group. The Board then reviewed that the Young Investor Growth Fund’s advisory fee was below its peer group average. The Trustees noted that the Funds’ advisory fee peer groups tended to be in large Fund complexes and due to this, were more likely to benefit more with economies of scales. After a discussion, the Board determined that the advisory fee for each Fund was reasonable.
The Board next evaluated the cost of services and profitability of the Adviser, giving consideration to the Adviser’s continued ability to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board discussed the total revenues received from each Fund and the Adviser’s profitability with respect to each Fund.
The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found the advisory fee for each Fund to be reasonable in light of the nature, quality and extent of the services being provided to

16

MONETTA TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
December 31, 2024 (Unaudited)(Continued)
each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. The Board determined the break points in the fee schedule for the Monetta Fund were reasonably likely to allow the shareholders of the Fund to share in economies of scale as the Fund grows.
No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of each Fund and its shareholders.

17

MONETTA TRUST
ADDITIONAL INFORMATION
December 31, 2024 (Unaudited)
Tax Information
For the fiscal year ended December 31, 2024, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designed as qualified dividend income was 0.00% and 0.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2024 was 0.00% and 0.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.00% and 0.00% for the Monetta Fund and Monetta Young Investor Growth Fund, respectively.
Proxy Voting Policies and Proxy Voting Record
The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at https://www.sec.gov/.
Availability of Fund Portfolio Information
Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For more information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-MONETTA.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Information about the Funds’ Trustees
The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.
Form N-CSR Disclosures
Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.
There were no changes in or disagreements with accountants during the period covered by this report.
Item 9. Proxy Disclosure for Open-End Investment Companies.
There were no matters submitted to a vote of shareholders during the period covered by this report.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.
Refer to the Trustee Fees line item provided in the Statement of Operations on page 5 of this report.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Refer to the Approval of Investment Advisory Agreements on pages 16 & 17 of this report.

18

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Statement of Operations under Item 7(a) of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Board Consideration of Investment Advisory Agreement under Item 7(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable.

(3) A separate certification for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(5) Change in the Registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Monetta Trust

By (Signature and Title)	/s/ Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date	3/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date	3/10/2025

By (Signature and Title)	/s/ Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date	3/10/2025